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                                                                      Exhibit 23





CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed registration statement (No. 333-55174 and No. 333-23885) on Form S-8.


ARTHUR ANDERSEN LLP


Milwaukee, Wisconsin
September 26, 2001